EXHIBIT 10.3

HERITAGE FINANCIAL GROUP

 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

 EFFECTIVE APRIL 1,2002

 Purpose

            The purpose of the Plan is to provide supplemental retirement benefits to a select group of employees who contribute materially to the continued growth, development and future business success of Heritage Financial Group, a federally chartered corporation and any of its subsidiaries that sponsor the Plan. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

ARTICLE I
 Definitions

            For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

            "Annual Benefit" shall mean with respect to any Participant, an annual benefit equal to two percent of the Participant's Final Average Compensation, times the number of the Participant's Years of Service (not to exceed fifteen), calculated through the last day of the month in which the Participant experiences a Termination of Employment. Except as otherwise specifically provided in the Participant's Plan Agreement, the Participant's Annual Benefit shall not exceed the lesser of (1) thirty percent of the Participant's Final Average Compensation or (2) an annual benefit ninety-five thousand dollars ($95,000).

            "Beneficiary" shall mean one or more persons, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under the Plan upon the death of the Participant.

            "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that the Participant completes, signs and returns to the Employer or the Committee to designate one or more Beneficiaries.

            "Board" shall mean the board of directors of the Company.

            "Change in Control" shall mean the first to occur of any of the following events:

                        (a)            An acquisition of control of Heritage, MHC (the "Parent") (whether in mutual or stock form), the Company or Heritage Bank of the South (the "Bank") within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574.4(a) as in effect on the date hereof that is not subject to rebuttal;

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                       (b)            Any event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") if the Exchange Act were applicable to the Parent, the Company or the Bank;

                        (c)            Any "person" (as that term is used in Section 13 and 1 4(d)(2) of the Exchange Act) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the Parent's, the Company's or the Bank's outstanding securities entitled to vote in the election of directors, excluding beneficial ownership of the Company or the Bank by the Parent and beneficial ownership of the Bank by the Company;

                        (d)            Individuals who are members of the Board or the board of directors of the Parent or the Bank on the date hereof (each the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a member of the Board or the board of directors of the Parent or the Bank subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the members comprising the Incumbent Board, or whose nomination for election by the Parent's, the Company's or the Bank's stockholders (or members in the case of the Parent in mutual form) was approved by the nominating committee serving under the Incumbent Board shall be considered a member of the incumbent Board;

                        (e)            The sale of all or substantially all of the assets of the Parent, the Company or the Bank, excluding transfers to entities that are within a "controlled group of corporations" (as defined in Code Section 1563) in which the Parent is the parent corporation; or

                        (f)           A reorganization, merger, consolidation or similar transaction involving the Parent, the Company or the Bank in which either the Parent, the Company or the Bank is not the resulting entity or the Parent, the Company or the Bank is the resulting entity but the stockholders of such entity immediately prior to such transaction do not own at least 60% of the voting securities of such entity immediately following the completion of such transaction.

            "Claimant" shall have the meaning set forth in Section 14.1.

            "Code" shall mean the Internal Revenue Code 1986, as it may be amended from time to time.

            "Committee" shall mean the committee described in Articlel2.

            "Company" shall mean Heritage Financial Group, a Federally-chartered corporation, and any successor to all or substantially all of the Company's assets or business.

            "Compensation" shall mean the annual cash compensation relating to services performed by a Participant during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding fringe benefits, stock options, other

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          stock based compensation, relocation expenses, non-monetary awards, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Compensation shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.

            "Employee" shall mean a person who is classified as an employee of any Employer.

            "Employer(s)" shall mean the Company, the Bank and any other subsidiaries of the Company, if any, that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

            "Equivalent Actuarial Value" shall mean, unless otherwise specified in the Plan Agreement, a benefit of equivalent value to another form of benefit, computed on the basis of an interest rate factor of 7.5 percent per annum.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

            "Final Average Compensation" shall mean the amount determined by dividing by two the Participant's Compensation during the two Plan Years (whether or not consecutive) in the five Plan Year period immediately prior to his Termination of Employment (or if Termination of Employment occurs during the month of December then including the Plan Year in which Termination of Employment occurs) that results in the largest total.

            "Monthly Benefit" shall mean one twelfth (1/12) of the Participant's Annual Benefit.

            "Normal Retirement Date" shall mean the later of (1) the date of the Participant's Termination of Employment or (2) the Participant's attainment of age sixty-five (65).

            "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who signs a Plan Agreement and a Beneficiary Designation Form and (iii) whose signed Plan Agreement and Beneficiary Designation Form are accepted by the Employer or the Committee. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Annual Benefit under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

            "Payout Period" shall mean 180 consecutive months commencing on the first day of the calendar month next following the Participant's Normal Retirement Date.

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           "Plan" shall mean this Supplemental Executive Retirement Elan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

            "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may limit the benefits otherwise provided under the Plan.

            "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

            "Termination of Employment" shall mean the severing of employment with all Employers for any reason.

            "Trust" shall mean any trust established between the Employer(s) and the trustee named therein to provide benefits hereunder, as amended from time to time.

            "Years of Service" shall mean the total number of Plan Years (or fraction thereof determined on a months basis) after calendar year 2001 during which the Participant is employed on a full-time basis by an Employer or a predecessor. Years of Service occurring through calendar year 2001 (including service with another financial institution) shall be credited to extent provided under a Participant's Plan Agreement. No more than fifteen (15) Years of Service shall be taken into account under the Plan.

ARTICLE 2
 Selection, Enrollment, Eligibility

            2.1           Selection by Committee. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers, as determined by the Committee in its sole discretion from time to time. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

            2.2           Enrollment Requirements. As a condition to participation, each selected Employee shall complete, execute and return to the Employer or the Committee a Plan Agreement and a Beneficiary Designation Form. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

            2.3           Eligibility; Commencement of Participation. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in the Plan and required by the Committee, including returning all required documents to the Employer or the Committee, that Employee shall commence participation in the Plan on the date his Plan Agreement is executed by the Employer.

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           2.4           Termination of Participation. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301 (a)(3) and 401 (a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (I) cease further benefit accruals hereunder, and/or (ii) immediately distribute in a single lump sum the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period, determined as if the Participant experienced a Termination of Employment, and terminate the Participant's participation herein.

ARTICLE 3
 Benefits

            3.1           Benefits. Upon a Participant's Normal Retirement Date, the Employer shall pay the Monthly Benefit to him during the Payout Period.

            3.2           Death Benefits.

                        (a)             If the Participant dies before having commenced receiving benefits under Section 3.1, then the Employer shall pay to his Beneficiary the Monthly Benefit for one hundred and eighty (180) months commencing on the first day of the month following the date the Participant dies.

                        (b)             If the Participant dies after he has commenced receiving benefits under Section 3.1, then the Employer shall pay to his Beneficiary the Monthly Benefit during the remainder of the Payout Period.

            3.3           Acceleration of Benefits; Lump Sum Payments. The Committee may accelerate the payment of a Participant's Monthly Benefits at such time and in such manner as the Committee may determine, in which case the accelerated benefit shall be equal to the Equivalent Actuarial Value of such unpaid Monthly Benefits.

            3.4           Tax Withholding from Distributions. The Employer, or the trustee of the Trust, shall withhold from any payments made to a Participant all federal, state and local income, employment and other taxes required to be withheld by the Employer, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer and the trustee of the Trust.

            3.5           Restriction on Benefits. Notwithstanding anything contained in this Article 3 to the contrary, the obligations of the Bank to a Participant under the Plan are subject to the regulatory restrictions set forth in Article 7.

ARTICLE 4
 In-Service Withdrawals and Distributions

            No in-service withdrawals or distributions are permitted under the Plan.

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ARTICLE 5
 Vesting

            Unless otherwise provided in the Participant's Plan Agreement, the Participant shall be fully vested in his Monthly Benefit at all times.
ARTICLE 6
 Participant Contributions

            Participant contributions are neither permitted nor required under the Plan.

ARTICLE 7
 Regulatory Provisions

            The obligations of' the Bank to a Participant under the Plan are subject to the following restrictions:

            7.1           Temporary Suspension or Prohibition. If the Participant is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. § 1818(e)(3) and (g)(1), the Bank's obligations to such Participant under the Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion reinstate in whole or in part any of its obligations which were suspended.

            7.2           Permanent Suspension or Prohibition. If the Participant is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or(g)(1) of the FDIA, 12 U.S.C. § 1818(e)(4) and (g)(1), all obligations of the Bank to such Participant under the Plan shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

            7.3           Default. If the Bank is in default (as defined in Section 3(x)(1) of the FDIA), all obligations of the Bank to Participants and Beneficiaries under the Plan shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

            7.4           Termination by Regulators. All obligations of the Bank to Participants and Beneficiaries under the Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

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           7.5           Other Regulatory Restrictions on Payment. Notwithstanding anything herein to the contrary, (1) any payments made by the Bank under the Flan shall be subject to and conditioned upon compliance with 12 USC Section 1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Bank under the Plan shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation.

ARTICLE 8
 Funding

            8.1           Funding Generally. The Employer's obligations under the Plan shall be an unfunded and unsecured promise to pay. The Employer shall not be obligated under any circumstances to fund in advance its obligations under the Plan, and when the benefit amount is paid it shall be expensed out of the Employer's general assets.

            8.2           Option to Fund Informally. Notwithstanding Section 8.1, the Employer may, at its sole option, or by agreement, informally fund its obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant or Beneficiary with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded supplemental retirement plans.

ARTICLE 9
 Beneficiary Designation

            9.1           Beneficiary. Each Participant shall have the right, at any time, to designate his Beneficiary~es) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of the Participant. The Beneficiary designated under the Plan may be the same as or different from the Beneficiary designated under any other plan of an Employer in which the Participant participates.

            9.2           Beneficiary Designation: Change; Spousal Consent. A Participant shall designate his Beneficiary by completing and signing the Beneficiary Designation Form and returning it to the Employer or the Committee. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Employer or the Committee, Upon the acceptance by the Employer or the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Employer or the Committee prior to his death.

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           9.3           Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Employer or the Committee.

            9.4           No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the Participant's estate.

            9.5           Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to the Plan, the Committee shall have the right, exercisable in its discretion, to cause the Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

            9.6           Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under the Plan with respect to the Participant.

ARTICLE 10
 Leave of Absence

            If the Participant is authorized by the Employer for any reason to take a leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer during such leave of absence (and therefore not to have experienced a Termination of Employment) and service during the leave of absence shall be credited for purposes of determining the Participant's Years of Service.

ARTICLE 11
 Termination, Amendment or Modification

            11.1             Termination. Although each Employer anticipates that it will continue as a sponsor of the Plan for an indefinite period of time, there is no guarantee that it will continue as a sponsor of the Plan or will not terminate its sponsorship of the Plan at any time in the future. Accordingly, each Employer reserves the right to terminate its sponsorship of the Plan at any time with respect to any or all of its Participants, by action of its board of directors. Upon termination of sponsorship of the Plan by an Employer, the Annual and Monthly Benefit of each affected Participant shall be determined as if he had experienced a Termination of Employment on the date Plan sponsorship is terminated. Monthly Benefits shall be paid to affected Participants as follows: Prior to a Change in Control, the Employer shall have the right, in its sole discretion, to pay the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period in a lump sum; otherwise payments shall be made as provided for in Article 3. After a Change in Control, the Employer shall be required to pay the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period in a lump sum. If all Employers terminate their sponsorship of the Plan, the Plan shall terminate. The termination of sponsorship of the Plan or the termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the

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payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate payments without a premium or prepayment penalty by paying the Equivalent Actuarial Value of the remaining benefits in a lump sum.

            11 .2            Amendment. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Annual Benefit determined at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate payments without a premium or prepayment penalty by paying the Equivalent Actuarial Value of the unpaid Monthly Benefits in a lump ~um.

            11 .3            Effect of Payment. The full payment of the applicable benefit under the Plan shall completely discharge all obligations to a Participant and his designated Beneficiaries under the Plan.

ARTICLE 12
 Administration

            12.1            Committee Duties. The Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (I) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Employer(s).

            12.2            Agents. In the administration of the Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

            12.3            Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

            12.4            Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect

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to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.

            12.5             Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee as the Committee may reasonably request.
ARTICLE 13
 Other Benefits and Agreements

            The benefits provided for a Participant or a Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided therein.

ARTICLE 14
 Claims Procedures

            14.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

            14.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

                        (a)            that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

                        (b)            that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                                    (i)            the specific reason(s) for the denial of the claim, or any part of it;

                                    (ii)            specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                                    (iii)            a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

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                                   (iv)             an explanation of the claim review procedure set forth in Section 14.3 below.

            14.3             Review of a Denied Claim. With 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                        (a)            may review pertinent documents;

                        (b)            may submit written comments or other documents; and/or

                        (c)            may request a hearing, which the Committee, in its sole discretion, may grant.

            14.4             Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

                        (a)            specific reasons for the decision;

                        (b)            specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

                        (c)            such other matters as the Committee deems relevant.

            14.5             Legal Action. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

ARTICLE 15
 Trust

            15.1            Establishment ofthe Trust. The Employer(s) may establish the Trust upon such terms as they deem appropriate.

            15.2            Interrelationship ofthe Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan, The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

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nbsp;          15.3            Investment Of Trust Assets. The trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable trust agreement.

            15.4            Distributions From the Trust. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust and any such distribution shall reduce the Employer's obligations under the Plan.

ARTICLE 16
 Miscellaneous

            16.1            Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of~ providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301 (a)(3) and 401 (a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

            16.2            Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under the Plan, any and all of an Employer's assets shall be, and remain the general, unpledged and unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

            16.3            Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan including a Participant's Plan Agreement. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan including such Participant's Plan Agreement.

            16.4            Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

            16.5            Not a Contract of Employment. The terms and conditions of the Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

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           16.6            Furnishing Information. A Participant or his Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

            16.7            Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be co as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

            16.8            Captions. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

            16.9            Governing Law. Subject to ERISA, the provisions of the Plan shall be construed and interpreted according to the internal laws of the State of Georgia without regard to its conflicts of laws and principles.

            16.10            Notice. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

            Director of Human Resources
            Heritage Financial Group
            310 West Oglethorpe Blvd.
            PO Box 50728
            Albany, GA 31703

            Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under s Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

            16.11            Successors. The provisions of the Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

            16.12            Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including, but not limited to, such spouse's will, nor shall such interest pass under the laws of intestate succession.

            16.13            Validity. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

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           16.14             Incompetent. If the Committee determines in its discretion a benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount

            16.15            Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

            16.16            Distribution in the Event of Taxation. If, for any reason, all or any portion of a Participant's benefits under the Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his benefit (which amount shall not exceed a Participant's Equivalent Actuarial Value of his unpaid Monthly Benefits). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under the Plan.

            16.17            Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of any Participant, in such amounts and in such forms as they may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. No Participant shall have any interest whatsoever in any such policy or policies, and a Participant shall at the request of the Employers submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

            16.18            Legal Fees To Enforce Rights After Change in Control. Each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or shareholders of the Company or the Participant's Employer, or of any successor corporation, might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation

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has failed to comply with any of its obligations under the Plan or any agreement thereunder, or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

            The Company and the Bank have in their capacity as Employers signed the Plan as of             MAY 21            , 2002.

HERITAGE FINANCIAL GROUP a Federally-chartered corporation

By:
Title:

HERITAGE BANK OF THE SOUTH a Federally-chartered savings bank

By:
Title:

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HERITAGE FINANCIAL GROUP
 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

            Heritage Financial Group (the "Company") and Heritage Bank of the South (the "Bank") are sponsors of the Heritage Financial Group Supplemental Executive Retirement Plan (the "Plan"). The Company, the Bank and the undersigned executive of the Company and the Bank (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that his receipt (or his Beneficiary's receipt) of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

SPECIAL RESTRICTIONS ON PLAN BENEFITS, VESTING
 AND YEARS OF SERVICE CREDIT

            1.           No limitations other than those contained in the Plan shall apply to the Employee's entitlement to benefits under the Plan.

            2.           The Employee acknowledges that his collective Annual Benefit under the Plan from all Employers shall not exceed the lesser of (i) thirty percent (30%) of his Final Average Compensation or (ii) ninety five thousand dollars ($95,000).

            3.           The Employee's entitlement to benefits is not subject to a vesting schedule.

            4           The Employee shall be credited with nine (9) Years of Service under the Plan relating to the period through calendar year 2001.

BENEFICIARY DESIGNATION

            The Employee acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

            The Employee designates the following individuals as his "Beneficiary". The Employee acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The Employee understands that any Beneficiary designation made subsequent to

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the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee, the Company or the Bank.

                        PRIMARY BENEFICIARIES:           _______________________________

                       SECONDARY BENEFICIARIES:       _______________________________

            The Employee understands that he may at any time, upon written request to the Company, the Bank or the Committee, obtain a copy of the Plan as then in effect.

__________________________		__________________________
Lee H. Bettis, Employee		(Date)

HERITAGE FINANCIAL GROUP

By	__________________________	__________________________
	Authorized Officer	(Date)

HERITAGE BANK OF THE SOUTH

By	__________________________	__________________________
	Authorized Officer	(Date)

2
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HERITAGE FINANCIAL GROUP
 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

            Heritage Financial Group (the "Company") and Heritage Bank of the South (the "Bank") are sponsors of the Heritage Financial Group Supplemental Executive Retirement Plan (the "Plan"). The Company, the Bank and the undersigned executive of the Company and the Bank (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that his receipt (or his Beneficiary's receipt) of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

SPECIAL RESTRICTIONS ON PLAN BENEFITS, VESTING
 AND YEARS OF SERVICE CREDIT

            1.           No limitations other than those contained in the Plan shall apply to the Employee's entitlement to benefits under the Plan.

            2.           The Employee acknowledges that his collective Annual Benefit under the Plan from all Employers shall not exceed the lesser of (i) thirty percent (30%) of his Final Average Compensation or (ii) ninety five thousand dollars ($95,000).

            3.           The Employee's entitlement to benefits is not subject to a vesting schedule.

            4           The Employee shall be credited with nine (9) Years of Service under the Plan relating to the period through calendar year 2001.

BENEFICIARY DESIGNATION

            The Employee acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

            The Employee designates the following individuals as his "Beneficiary". The Employee acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The Employee understands that any Beneficiary designation made subsequent to

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the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee, the Company or the Bank.

                        PRIMARY BENEFICIARIES:           _______________________________

                       SECONDARY BENEFICIARIES:       _______________________________

            The Employee understands that he may at any time, upon written request to the Company, the Bank or the Committee, obtain a copy of the Plan as then in effect.

__________________________		__________________________
O. Leonard Dorminey, Employee		(Date)

HERITAGE FINANCIAL GROUP

By	__________________________	__________________________
	Authorized Officer	(Date)

HERITAGE BANK OF THE SOUTH

By	__________________________	__________________________
	Authorized Officer	(Date)

2
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HERITAGE FINANCIAL GROUP
 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

            Heritage Financial Group (the "Company") and Heritage Bank of the South (the "Bank") are sponsors of the Heritage Financial Group Supplemental Executive Retirement Plan (the "Plan"). The Company, the Bank and the undersigned executive of the Company and the Bank (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that his receipt (or his Beneficiary's receipt) of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

SPECIAL RESTRICTIONS ON PLAN BENEFITS, VESTING
 AND YEARS OF SERVICE CREDIT

            1.           No limitations other than those contained in the Plan shall apply to the Employee's entitlement to benefits under the Plan.

            2.           The Employee acknowledges that his collective Annual Benefit under the Plan from all Employers shall not exceed the lesser of (i) thirty percent (30%) of his Final Average Compensation or (ii) ninety five thousand dollars ($95,000).

            3.           The Employee's entitlement to benefits is not subject to a vesting schedule.

            4           The Employee shall be credited with nine (9) Years of Service under the Plan relating to the period through calendar year 2001.

BENEFICIARY DESIGNATION

            The Employee acknowledges that he must designate his spouse as his sole primary Beneficiary, unless his spouse executes a Spousal Consent permitting another person to be so designated as primary Beneficiary.

            The Employee designates the following individuals as his "Beneficiary". The Employee acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The Employee understands that any Beneficiary designation made subsequent to

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the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee, the Company or the Bank.

                        PRIMARY BENEFICIARIES:           _______________________________

                       SECONDARY BENEFICIARIES:       _______________________________

            The Employee understands that he may at any time, upon written request to the Company, the Bank or the Committee, obtain a copy of the Plan as then in effect.

__________________________		__________________________
Carol W. Slappey, Employee		(Date)

HERITAGE FINANCIAL GROUP

By	__________________________	__________________________
	Authorized Officer	(Date)

HERITAGE BANK OF THE SOUTH

By	__________________________	__________________________
	Authorized Officer	(Date)

2
End.